                                                                     EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       FOR

                      PERMASPRAY MANUFACTURING CORPORATION

         FIRST.   The name of the corporation is PERMASPRAY MANUFACTURING
CORPORATION.

         SECOND. The address of its registered office in the state of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD.   The nature of the business or purposes to be conducted or
promoted is:
         To engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the General Corporation Law of Delaware.

         FOURTH. The total number of shares of stock which the corporation shall have authority to issue is five million (5,000,000) shares and the par value of each of such share is Ten Cents ($0.10) amounting in the aggregate to Five Hundred Thousand Dollars ($500,000.00).

         FIFTH.   The name and mailing addresses of each incorporator is as
follows:


NAME                                   MAILING ADDRESS
----                                   ---------------
Randee Nelson                          1510 The Fidelity Building
                                       Philadelphia, Pennsylvania 19109
Louise Costes                          1510 The Fidelity Building
                                       Philadelphia, Pennsylvania 19109
Susan Evans 1510                       The Fidelity Building
                                       Philadelphia, Pennsylvania 19109

         SIXTH.   The corporation is to have perpetual existence.

         SEVENTH. The private property of the stockholders shall not be subjected to the payment of corporate debts to any extent whatever.

         EIGHT.   The corporation shall indemnify its officers, directors,
employees, and agents to the extent permitted by the General Corporation Law of Delaware.

         NINTH.   In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

         To make, alter or repeal the by-laws of the corporation.

         TENTH.   Meetings of stockholders may be held outside the State of
Delaware, if the by-laws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the corporation. Elections of directors need not be by ballot unless the by-laws of the corporation shall so provide.

         WE, THE UNDERSIGNED, being each of the incorporators herein before named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 20th day of February 1969.

                                                  /s/ Randee Nelson
                                                  ------------------------------
                                                  /s/ Louise Costes
                                                  ------------------------------
                                                  /s/ Susan Evans
                                                  ------------------------------

COMMONWEALTH OF PENNSYLVANIA        )
                                    )      ss.
COUNTY OF PHILADELPHIA              )

         BE IT REMEMBERED that on this 20th day of February, A.D., 1969, personally came before me, a Notary-Public for the Commonwealth of Pennsylvania, Randee Nelson, Louise Costes and Susan Evans, all of the parties to the foregoing Certificate of Incorporation, known to me personally to be such, and severally acknowledged the said certificate to be the act and deed of the signers respectively and that the facts stated therein are true.

         GIVEN under my hand and seal of office the day and year aforesaid.

                                                  /s/ Helen Bardsley
                                                  ------------------------------
                                                  Notary Public

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


         Permaspray Manufacturing Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

         FIRST:   That at a meeting of the Board of Directors of Permaspray
Manufacturing Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the article thereof numbered "FIRST" so that, as amended said Article shall be and read as follows:

         "FIRST, THE NAME OF THE CORPORATION IS  BROWNING ENTERPRISES, INC."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Permaspray Manufacturing Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Bob E. Browning, its President, and Norman A. Jackson, its Secretary, this 30th day of March, 1982.

                                         By:      /s/ Bob E. Browning
                                                  ------------------------------
                                                  President

                                         By:      /s/ Norman A. Jackson
                                                  ------------------------------
                                                  Secretary

                                                       STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                       DIVISION OF CORPORATION
                                                       FILED 10:16 AM 06/30/1993
                                                       931815274-703509


                               ARTICLES OF MERGER

         COME NOW, Cabec Energy Corp. ("Cabec"), a Texas corporation, and Browning Enterprises, Inc. ("Browning"), a Delaware corporation, and file these Articles of Merger pursuant to the requirements of the Texas Business Corporation Act and the General Corporation Law of the State of Delaware, and as required therein would show the following:

         1. On November 4, 1992 that Certain Plan and Agreement of Merger of Cabec Energy Corp. into Browning Enterprises, Inc. (the "Merger Agreement") was entered into by and between Cabec Energy Corp. and Browning Enterprises, Inc.

         2. The name of the Surviving Corporation shall be Cabec Energy Corp., a Texas corporation.

         3. The Merger Agreement has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporation, Cabec and Browning, in accordance with Section 252 of the General Corporation Law of the State of Delaware.

         4. The Merger Agreement is on file at the principal place of business of the Surviving Corporation.

         5. A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

         6. As to Cabec, the number of shares of common stock authorized is 500,000, and 450,000 of such authorized shares of common stock are issued and outstanding. The only class of Cabec's stock issued and outstanding is common stock. The par value of such common stock is $0.02 per share. No shares of any class are entitled to vote as a class.

         As to Browning, the number of shares of common stock authorized is 5,000,000, and 5,000,000 of such authorized shares of common stock are issued and outstanding. The only class of Browning's stock issued and outstanding is common stock. The par value of such common stock is $0.10 per share. No shares of any class are entitled to vote as a class.

         7. As to Cabec, 450,000 shares of common stock voted for the Plan of Merger and no shares voted against such Plan. No shares of any class were entitled to vote as a class.

         As to Browning, 4,089,257 shares voted for the Plan of Merger and no shares voted against such Plan. No shares of any class were entitled to vote as a class.

         IN WITNESS WHEREOF, these Articles of Merger are executed on the 27th day of April, 1993 by Cabec Energy Corp., a Texas corporation, and Browning Enterprises, Inc., a Delaware corporation, each acting by and through their duly authorized officers.

                                         CABEC:
                                         CABEC ENERGY CORP.,
                                         a Texas corporation

                                         By:      /s/ C. Kyle Smith
                                                  ------------------------------
                                                  C. Kyle Smith, President

                                         And:     /s/ Mark S. Woodward
                                                  ------------------------------
                                                  Mark S. Woodward, Secretary


                                         BROWNING:
                                         BROWNING ENTERPRISES, INC.,
                                         a Delaware corporation
                                         By:      /s/ Homer G. Ritchie
                                                  ------------------------------
                                                  Homer G. Ritchie, President

                                         And:     /s/ Omer H. Ritchie
                                                  ------------------------------
                                                  Omer H. Ritchie, Secretary

STATE OF TEXAS             )
                           )
COUNTY OF GREGG            )

         Before me, a notary public, on this day personally appeared C. Kyle Smith, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct.

         Given under my hand and seal of office this 28th day of April, 1993.

                                     /s/ Connie L. Gady
                                     -------------------------------------------
                                     Notary Public in and for The State of Texas


My commission expires:

10-5-94
-------------------------



STATE OF TEXAS             )
                           )
COUNTY OF GREGG            )

         Before me, a notary public, on this day personally appeared Mark S. Woodward, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct.

         Given under my hand and seal of office this 28th day of April, 1993.


                                     /s/ Connie L. Gady
                                     -------------------------------------------
                                     Notary Public in and for The State of Texas


My commission expires:

10-5-94
-------------------------

STATE OF TEXAS             )
                           )
COUNTY OF TARRANT          )

         Before me, a notary public, on this day personally appeared Homer G. Ritchie, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct.

         Given under my hand and seal of office this 27th day of April, 1993.


                                     /s/ Sandra D. Peeples
                                     -------------------------------------------
                                     Notary Public in and for The State of Texas

My commission expires:

03-08-97
-------------------------

STATE OF TEXAS             )
                           )
COUNTY OF TARRANT          )

         Before me, a notary public, on this day personally appeared Omer H. Ritchie, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct.

         Given under my hand and seal of office this 27th day of April, 1993.


                                     /s/ Sandra D. Peeples
                                     -------------------------------------------
                                     Notary Public in and for The State of Texas

My commission expires:

03-08-97
-------------------------

                                                      STATE OF DELAWARE
                                                      SECRETARY OF STATE
                                                      DIVISION OF CORPORATION
                                                      FILED 09:00 AM 11/29/1995
                                                      950276951-703509


              CORRECTED CERTIFICATE OF MERGER OF CABEC ENERGY CORP.

         COMES NOW, Cabec Energy Corp. (the "Company"), a Delaware corporation formerly known as Browning Enterprises, Inc., and files this Corrected Certificate of Merger of Cabec Energy Corp.

         Be it known that on June 30, 1993, Cabec Entergy Corp. (the "Texas Corporation"), a Texas corporation, and Browning Enterprises, Inc. (the Company's prior name), a Delaware corporation, filed (with the Delaware Secretary of State) that certain document entitled "Articles of Merger", dated April 27, 1993, which document was filed for the purpose of evidencing the fact that the Texas Corporation had been merged into the Company pursuant to the agreement and majority vote of the stockholders of each of said constituent corporations.

         Be it known that the document described above and entitled "Articles of Merger" contains errors and omissions. The document attached to this Certificate of Correction of Cabec Energy Corp. and entitled "Corrected Certificate of Merger" is the document that should have been filed on June 30, 1993.

         Therefore, the Company hereby files this Corrected Certificate of Merger of Cabec Energy Corp. to be effective as of June 30, 1993, for the purpose of correcting the inaccuracies of the Company's Articles of Merger (which should have been entitled Certificate of Merger), filed on June 30, 1993, which evidences the merger of the Texas Corporation into the Company.

         IN WITNESS WHEREOF, this Corrected Certificate of Merger of Cabec Energy Corp. is executed on the 15th day of November, 1995, to be effective as of the 30th day of November, 1995, by Cabec Energy Corp., a Delaware corporation, acting by and through its duly authorized officers.

                                         CABEC ENERGY CORP.,
                                         a Delaware corporation

                                         By:    /s/ Ralph Curton, Jr.
                                                ------------------------------
                                                Ralph Curton, Jr. President

                                         And:   /s/ Ralph Curton, Jr.
                                                ------------------------------
                                                Ralph Curton, Secretary

STATE OF TEXAS             )
                           )
COUNTY OF TARRANT          )

         Before me, a notary public, on this day personally appeared Ralph Curton, Jr., known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct.

         Given under my hand and seal of office this 15th day of November, 1995.

                                     /s/ Diane Gatti
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

My Commission Expires:

         10-14-96
-------------------------

                           CERTIFICATE OF MERGER

         COME NOW, Cabec Energy Corp. ("Cabec"), a Texas corporation and Browning Enterprises, Inc. f/k/a Permaspray Manufacturing Corporation ('Browning"), a Delaware corporation, and file this Certificate of Merger pursuant to the requirements of the Texas Business Corporation Act and the General Corporation Law of the State of Delaware, and as required therein would show the following:

         1. On November, 4, 1992 that certain Plan and Agreement of Merger of Cabec Energy Corp. into Browning Enterprises, Inc. (the "Merger Agreement") was entered into by and between Cabec and Browning. Under the terms and conditions of said Merger Agreement, Cabec is merged into Browning.

         2. The name of the surviving corporation of the merger shall be Browning Enterprises, Inc., a Delaware corporation.

         3. The Merger Agreement has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations Cabec and Browning in accordance with Section 252(c) of the General Corporation Law of the State of Delaware.

         4. The Certificate of Incorporation, as amended, of Browning Enterprises, Inc., a Delaware corporation, shall be the Certificate of Incorporation of the surviving corporation without any change therein, except that Articles First and Fourth thereof shall be amended to read in their entirety as set forth in paragraphs 10 and 11 of this Certificate of Merger.

         5. The Merger Agreement is on file at the principal place of business of the Surviving Corporation. The address of said principal place of business is 1203-A N.W. Loop 281, Longview, Texas 75604.

         6. A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

         7. As to Cabec, the number of shares of common stock authorized is 500,000 and 450,000 of such authorized shares of common stock are issued and outstanding. The only class of Cabec's stock issued and outstanding is common stock. The par value of such common stock is $0.02 per share. No shares of any class are entitled to vote as a class.

         As to Browning, the number of shares of common stock authorized is 5,000,000 and 5,000,000 of such authorized shares of common stock are issued and outstanding. The only class of Browning's stock issued and outstanding is common stock. The par value of such common stock is $0.10 per share. No shares of any class are entitled to vote as a class.

         8. As to Cabec, 450,000 shares of common stock voted for the Plan of Merger and no shares voted against such Plan. No shares of any class were entitled to vote as a class.

         As to Browning, 4,089,257 shares voted for the Plan of Merger and no shares voted against such Plan. No shares of any class were entitled to vote as a class.

         9. At the Browning stockholders' meeting held to approve the Plan of Merger and related matters, the stockholders (by the affirmative vote of 4,089,257 shares, with no shares opposing) authorized a 1-for-5 reverse split of the issued and outstanding common stock. Such reverse stock split had the effect of reducing the authorized shares of common stock to 1,000,000 and increasing the par value from $0.10 per share to $0.50 per share.

         10. Following the authorization of the reverse stock split as described above, the stockholders (by the affirmative vote of 4,089,257 shares, with no shares opposing) voted to amend Article "FIRST" of the Certificate of Incorporation in its entirety and said Article "FIRST" shall hereafter read as follows:

                  The name of the corporation is Cabec Energy Corp.

         11. Following the authorization of the reverse stock split as described above, the stockholders (by the affirmative vote of 4,089,257 shares, with no shares opposing) voted to amend Article "FOURTH" of the Certificate of Incorporation in its entirety and said Article "FOURTH" shall hereafter read as follows:

         The total authorized capital stock of the corporation is:

                  50,000,000 shares of common stock, with a par value of $0.10 per share

                  20,000,000 shares of preferred stock, with a par value of $0.0001 per share, with voting rights, and that may be convertible to common stock of the corporation

         Such stock may be issued from time to time without action by the stockholders for such consideration as may be determined, from time to time, by the Board of Directors, and such shares so issued shall be deemed fully paid stock, and the holders of such stock shall not be liable for any further payments thereon. Further, the preferred stock may be issued in one of more series, from time to time, at the discretion of the Board of Directors without stockholder approval, with each such series to consist of such number of shares and to have such voting powers (whether full or limited, or no voting powers) and such designations, powers, preferences, and relative, participating, optional, redemption, conversion, exchange, or other special rights, and such qualifications, limitations, or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of

         Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. Each share of any series of preferred stock shall be identical with all other shares of such series, except as to the date from which dividends, if any, shall accrue.

         IN WITNESS WHEREOF, this Certificate of Merger is executed on the 13th day of November, 1995, to be effective as of the 27th day of April, 1993, with the effective filing date as of the 30th day of June, 1993, by Cabec Energy Corp., a Texas corporation, and Browning Enterprises, Inc., a Delaware corporation, each acting by and through their duly authorized officers.

                                         CABEC:

                                         CABEC ENERGY CORP.,
                                         a Texas corporation


                                         By:      /s/ C. Kyle Smith
                                                  ------------------------------
                                                  C. Kyle Smith, President

                                         And:     /s/ Mark S. Woodward
                                                  ------------------------------
                                                  Mark S. Woodward, Secretary


                                         BROWNING:

                                         BROWNING ENTERPRISES, INC.
                                         a Delaware corporation

                                         By:      /s/ Homer G. Ritchie
                                                  ------------------------------
                                                  Homer G. Ritchie, President

                                         And:     /s/ Omer H. Ritchie
                                                  ------------------------------
                                                  Omer H. Ritchie, Secretary

State of Texas             )
                           )
County of Gregg            )

         Before me, a notary public, on this day personally appeared C. Kyle Smith, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct.

         Given under my hand and seal of office this 3rd day of November, 1995.

                                     /s/ Shannon L. Rhodes
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

My Commission Expires:

       JULY 13, 1997
-------------------------

STATE OF TEXAS             )
                           )
COUNTY OF TARRANT          )

         Before me, a notary public, on this day personally appeared Mark S. Woodward, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct.

         Given under my hand and seal of office this 13th day of November, 1995.

                                     /s/ Diane Gatti
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

My Commission Expires:

         10-14-96
-------------------------

STATE OF TEXAS             )
                           )
COUNTY OF TARRANT          )

         Before me, a notary public, on this day personally appeared Homer G. Ritchie, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct.

         Given under my hand and seal of office this 13th day of November, 1995.

                                     /s/ Amy Racby
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

My Commission Expires:

-------------------------


STATE OF TEXAS             )
                           )
COUNTY OF TARRANT          )

         Before me, a notary public, on this day personally appeared Omer G. Ritchie, known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements contained therein are true and correct.

         Given under my hand and seal of office this 13th day of November, 1995.

                                     /s/ Amy Racby
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

My Commission Expires:


-------------------------

                                                       STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:21 AM 12/22/1997
                                                       971440882-0703509

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CABEC ENERGY CORP.

         Cabec Energy Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST:   That by consent of the Sole Director of Cabec Energy Corp., resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and requesting the stockholders of said corporation to consider and approve same. The Resolution setting forth the proposed amendment states as follows:

                  RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing the Fourth Article thereof so that, as amended said Article shall be and read as follows:

                                "ARTICLE FOURTH"

         "The total authorized capital stock of the corporation is:

                  200,000,000 shares of common stock, with a par value of $0.10 per share; and

                  20,000,000 shares of preferred stock, with a par value of $0.0001 per share, with voting rights, and that may be convertible to common stock of the corporation.

                  Such stock may be issued from time to time without action by the stockholders for such consideration as may be determined, from time to time, by the Board of Directors and such shares so issued shall be deemed fully paid stock, and the holders of such stock shall not be liable for any further payments thereon. Further, the preferred stock may be issued in one or more series, from time to time, at the discretion of the Board of Directors without stockholder approval, with each such series to consist of such number of shares and to have such voting powers (whether full or limited or no voting powers) and such designations, powers, preferences, and relative, participating, optional, redemption, conversion, exchange, or other special rights, and such qualifications, limitation, or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. Each share of any series of such series except as to date from which dividends, if any shall accrue."

         SECOND: That thereafter, stockholders of the corporation, owning in excess of 50% of the outstanding capital stock of the corporation consented to the said amendment to Article Fourth, in accordance with Section 228 of the General Corporation Law of the State of Delaware.

         THIRD:   That said amendment was duly adopted in accordance with
provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said Cabec Energy Corp. has caused this certificate to be signed by Michael John, its President, on this the 17th day of December, 1997.

                                         CABEC ENERGY CORP.,
                                         a Delaware corporation

                                         By:      /s/ Michael John
                                                  ------------------------------
                                                  Michael John, President

ATTEST:

/s/ Ralph Curton, Jr.
------------------------------
Ralph Curton, Jr., Secretary

                                                       STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:21 AM 12/22/1997
                                                       971440882-0703509

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CABEC ENERGY CORP.

         Cabec Energy Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST: That by a Unanimous Consent of the Board of Directors of Cabec Energy Corp., resolutions were duly adopted setting forth proposed amendments to the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and requesting the stockholders of said corporation to consider and approve same. The Resolution setting forth the proposed amendments states as follows:

                  RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing the ARTICLE FIRST thereof so that, as amended, said Article shall be and read as follows:

                                  ARTICLE FIRST

                  The name of the corporation is PalWeb Corporation.

                  RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing the ARTICLE FOURTH thereof so that, as amended, said Article shall be and read as follows:

                                 ARTICLE FOURTH
                  The total authorized capital stock of the corporation is:

                  250,000,000 shares of common stock, with a par value of $0.10 per share; and

                  20,000,000 shares of preferred stock, with a par value of $0.0001 per share, with voting rights, and that may be convertible to common stock of the corporation.

                  Such stock may be issued from time to time without action by the stockholders for such consideration as may be determined, from time to time, by the Board of Directors and such shares so issued shall be deemed fully paid stock, and the holders of such stock shall not be liable for any further payments thereon. Further, the preferred stock may be issued in one or more series, from time to time, at the discretion of the Board of Directors without stockholder approval, with each such series to consist of such number of shares and to have such voting powers (whether full or limited or no voting powers) and such designations, powers, preferences, and relative, participating, optional, redemption, conversion, exchange, or other special rights, and such qualifications, limitation, or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. Each share of any series of such series except as to date from which dividends, if any shall accrue.

         SECOND: That thereafter, stockholders of the corporation, owning in excess of 50% of the outstanding capital stock of the corporation consented to the said amendments to Article FIRST and Fourth, in accordance with Section 228 of the General Corporation Law of the State of Delaware.

         THIRD:   That said amendments were duly adopted in accordance with
provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said Cabec Energy Corp. has caused this certificate to be signed by Michael John, its President, on this the 30th day of December, 1998.

                                         CABEC ENERGY CORP.,
                                         a Delaware corporation

                                         By:      /s/ Michael John
                                                  ------------------------------
                                                  Michael John, President


         ATTEST:

         /s/ Mark Potts
         ---------------------------
         Mark Potts, Secretary


Page 2